EXHIBIT A

Directors and Executive Officers of Valero Energy Corporation

Name	Principal Occupation	Citizenship
William R. Klesse	Chairman of the Board and Chief Executive Officer	United States

Jerry D. Choate	Director	United States

Ruben M. Escobedo	Director	United States

Deborah P. Majoras	Director	United States

Bob Marbut	Director	United States

Donald L. Nickles	Director	United States

Philip J. Pfeiffer	Director	United States

Robert A. Profusek	Director	United States

Susan Kaufman Purcell	Director	United States

Stephen M. Waters	Director	United States

Randall J. Weisenburger	Director	United States

Rayford Wilkins, Jr.	Director	United States

Joseph W. Gorder	President and Chief Operating Officer	United States

Michael S. Ciskowski	Executive Vice President and Chief Financial Officer	United States

S. Eugene Edwards	Executive Vice President and Chief Development Officer	United States

Directors and Executive Officers of Premcor USA Inc.

Name	Principal Occupation	Citizenship
William R. Klesse	Director and Chief Executive Officer	United States

Joseph W. Gorder	President	United States

Michael S. Ciskowski	Executive Vice President and Chief Financial Officer	United States

Jay D. Browning	Senior Vice President and General Counsel	United States

Directors and Executive Officers of Valero Refining and Marketing Company

Name	Principal Occupation	Citizenship
William R. Klesse	Chairman of the Board and Chief Executive Officer	United States

Joseph W. Gorder	President	United States

Michael S. Ciskowski	Executive Vice President and Chief Financial Officer	United States

S. Eugene Edwards	Executive Vice President	United States

Jay D. Browning	Senior Vice President and General Counsel	United States

Exhibit A-1

Directors and Executive Officers of Valero Terminaling and Distribution Company

Name	Principal Occupation	Citizenship
William R. Klesse	Chairman of the Board and Chief Executive Officer	United States

Joseph W. Gorder	President	United States

Michael S. Ciskowski	Executive Vice President and Chief Financial Officer	United States

Jay D. Browning	Senior Vice President and General Counsel	United States

Directors and Executive Officers of The Premcor Pipeline Co.

Name	Principal Occupation	Citizenship
William R. Klesse	Director and Chief Executive Officer	United States

Joseph W. Gorder	President	United States

Michael S. Ciskowski	Executive Vice President and Chief Financial Officer	United States

S. Eugene Edwards	Executive Vice President	United States

Jay D. Browning	Senior Vice President and General Counsel	United States

Directors and Executive Officers of The Premcor Refining Group Inc.

Name	Principal Occupation	Citizenship
William R. Klesse	Director and Chief Executive Officer	United States

Joseph W. Gorder	President	United States

Michael S. Ciskowski	Executive Vice President and Chief Financial Officer	United States

S. Eugene Edwards	Executive Vice President	United States

Jay D. Browning	Senior Vice President and General Counsel	United States

[Managers and] Executive Officers of Valero Refining Company-Tennessee, L.L.C.

Name	Principal Occupation	Citizenship
William R. Klesse	Chief Executive Officer	United States

Joseph W. Gorder	President	United States

Michael S. Ciskowski	Executive Vice President and Chief Financial Officer	United States

S. Eugene Edwards	Executive Vice President	United States

Jay D. Browning	Senior Vice President and General Counsel	United States

Exhibit A-2